UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey	08816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 20, 2007, K-Sea Transportation Partners L.P., a Delaware limited partnership (the “Partnership”), filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing on August 14, 2007 of its purchase of all of the equity interests of Smith Maritime, Ltd. (“Smith Maritime”), Go Big Chartering, LLC (“Go Big”) and Sirius Maritime LLC (“Sirius Maritime” and, together with Smith Maritime and Go Big, the “Smith Maritime Group”).  This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the historical and pro forma financial information required by Item 9.01.  No other amendments to the Initial Report are being made by the Amendment.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                            Financial Statements of Businesses Acquired

The audited combined financial statements of the Smith Maritime Group at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 and the unaudited combined interim financial statements of the Smith Maritime Group at June 30, 2007 and for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.1 to this report and incorporated herein by this reference.

(b)                                            Pro Forma Financial Information

The unaudited pro forma combined financial information with respect to the acquisition of the Smith Maritime Group is filed as Exhibit 99.2 to this report and incorporated herein by this reference.

(d)                                            Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP

99.1

Audited combined financial statements of the Smith Maritime Group at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 and the unaudited combined interim financial statements of the Smith Maritime Group at June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.2	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

By:	K-SEA GENERAL PARTNER L.P.,
its general partner

	By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: September 18, 2007	By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of PricewaterhouseCoopers LLP

99.1

Audited combined financial statements of the Smith Maritime Group at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 and the unaudited combined interim financial statements of the Smith Maritime Group at June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.2	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2007